                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated February
16, 2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-140277) dated February 16, 2007 of Equity Opportunity Trust, Dividend Income
Value Strategy Series 2007A.

                                                          /s/ ERNST & YOUNG LLP
                                                          ---------------------
                                                              ERNST & YOUNG LLP

New York, New York
February 16, 2007